INCOME TAX EXPENSES - Significant components of deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2024	Dec. 31, 2023
INCOME TAX EXPENSES
Accrued expenses and others	¥ 9,363	¥ 4,754
Net operating loss carry forwards	39,905	30,356
Inventories write downs	388	1,593
Deferred income	74	74
Total deferred tax assets	49,730	36,777
Less: valuation allowance	(40,032)	(31,852)
Deferred tax assets, net	¥ 9,698	¥ 4,925